Item 77C
Morgan Stanley Institutional Fund Inc.
Results of Special Shareholder Meeting

On August 1, 2006, a Special Meeting of Shareholders of the Fund
was scheduled in order to vote on the proposals set forth below.
In the case of certain proposals listed below the quorum
necessary in order to hold the meeting was not obtained, and, therefore, the meeting was adjourned several times, to permit further solicitation of proxies. The final meeting was held on
October 30, 2006.

(1) Election of Trustees:

                                   For     Withhold Absta   BNV*
                                                      in     **
Frank L.                        764,912,3  14,765,2      0      0
Bowman.................                92        00
Kathleen A.                     764,857,7  14,819,8      0      0
Dennis..................               04        88
Michael F.                      765,337,5  14,339,9      0      0
Klein...................               96        96
W. Allen                        764,886,7  14,790,8      0      0
Reed....................               73        19

(2) Modify certain fundamental investment restrictions:

                Portfolio      For     Against  Abstain    BNV***
   Modify     Active         34,307,76  478,369 1,335,43  26,084,7
fundamental   International          9                 3        94
   policy     Allocation3
 regarding
diversificat
    ion
              Emerging       31,323,59  202,926  367,842  8,585,76
              Markets2               6                           0
              Global            NA        NA       NA        NA
              Franchise**
              Global Value      NA        NA       NA        NA
              Equity**
              International  149,588,3  2,010,1 9,860,28  39,944,9
              Equity3               21       71        2        59
              International    500,000        0        0         0
              Growth
              Equity2
              International  3,994,095   62,903  124,478    19,550
              Magnum3
              International  29,628,89  4,128,1  750,424  2,690,27
              Small Cap3             7       87                  0
              Large Cap         NA        NA       NA        NA
              Relative
              Growth**
              Small Company     NA        NA       NA        NA
              Growth**
              Systematic       600,000        0        0         0
              Active Large
              Cap Core2
              Systematic       660,000        0        0         0
              Active Small
              Cap Core2
              Systematic       690,000        0        0         0
              Active Small
              Cap Growth2
              Systematic       670,000        0        0         0
              Active Small
              Cap Value2
              U.S. Large     26,258,39  425,138  854,892  2,361,44
              Cap Growth3            3                           7
   Modify     Active         34,025,98  693,043 1,402,54  26,084,7
fundamental   International          2                 6        94
   policy     Allocation3
 regarding
 borrowing
   money
              Emerging       30,671,40  823,865  399,094  8,585,76
              Markets2               5                           0
              Emerging       3,969,381        0   21,006   333,503
              Markets Debt2
              Focus Equity3  3,503,952   14,318    8,388   455,021
              Global            NA        NA       NA        NA
              Franchise**
              Global Value      NA        NA       NA        NA
              Equity**
              International  139,869,7  8,272,4 13,316,6  39,944,9
              Equity3               35       04       35        59
              International    500,000        0        0         0
              Growth
              Equity2
              International  3,963,389   89,705  128,382    19,550
              Magnum3
              International     NA        NA       NA        NA
              Real Estate**
              International  29,289,07  4,415,6  802,804  2,690,27
              Small Cap3             4       30                  0
              Large Cap         NA        NA       NA        NA
              Relative
              Growth**
              Small Company     NA        NA       NA        NA
              Growth**
              Systematic       600,000        0        0         0
              Active Large
              Cap Core2
              Systematic       660,000        0        0         0
              Active Small
              Cap Core2
              Systematic       690,000        0        0         0
              Active Small
              Cap Growth2
              Systematic       670,000        0        0         0
              Active Small
              Cap Value2
              U.S. Large     25,763,15  893,890  881,378  2,361,44
              Cap Growth3            5                           7
              U.S. Real      27,463,47  2,396,2  928,184  9,943,49
              Estate3                7       08                  3
   Modify     Active         34,072,84  639,496 1,409,22  26,084,7
fundamental   International          9                 6        94
   policy     Allocation
 regarding
   loans
              Emerging       31,159,11  339,545  395,709  8,585,76
              Markets                0                           0
              Emerging       3,969,981        0   21,006   333,503
              Markets Debt
              Focus Equity   3,503,952   14,318    8,388   455,021
              Global            NA        NA       NA        NA
              Franchise**
              Global Value      NA        NA       NA        NA
              Equity**
              International  145,848,3  3,655,5 11,954,9  39,944,9
              Equity                57       14       03        59
              International    500,000        0        0         0
              Growth Equity
              International  3,969,814   84,821  126,841    19,550
              Magnum
              International     NA        NA       NA        NA
              Real Estate**
              International  33,244,23  458,797  804,479  2,690,27
              Small Cap              2                           0
              Large Cap         NA        NA       NA        NA
              Relative
              Value**
              Small Company     NA        NA       NA        NA
              Growth**
              Systematic       600,000        0        0         0
              Active Large
              Cap Core
              Systematic       660,000        0        0         0
              Active Small
              Cap Core
              Systematic       690,000        0        0         0
              Active Small
              Cap Growth
              Systematic       670,000        0        0         0
              Active Small
              Cap Value
              U.S. Large     26,051,76  594,502  892,155  2,361,44
              Cap Growth             6                           7
              U.S. Real      27,441,82  2,409,9  936,049  9,943,49
              Estate                 1       99                  3
   Modify     Active         34,137,80  576,457 1,407,30  26,084,7
fundamental   International          6                 8        94
   policy     Allocation
 regarding
 investment
     in
commodities,
 commodity
 contracts
and futures
 contracts
              Emerging       30,708,83  782,202  403,328  8,585,76
              Markets                4                           0
              Emerging       3,969,381        0   21,006   333,503
              Markets Debt
              Focus Equity   3,503,952   14,318    8,388   455,021
              Global            NA        NA       NA        NA
              Franchise**
              Global Value      NA        NA       NA        NA
              Equity**
              International  140,693,7  8,083,0 12,681,9  39,944,9
              Equity                75       22       77        59
              International    500,000        0        0         0
              Growth Equity
              International  3,980,662   75,882  124,932    19,550
              Magnum
              International     NA        NA       NA        NA
              Real Estate**
              International  29,049,72  4,654,2  803,548  2,690,27
              Small Cap              2       38                  0
              Large Cap         NA        NA       NA        NA
              Relative
              Growth**
              Small Company     NA        NA       NA        NA
              Growth**
              Systematic       600,000        0        0         0
              Active Large
              Cap Core
              Systematic       660,000        0        0         0
              Active Small
              Cap Core
              Systematic       690,000        0        0         0
              Active Small
              Cap Growth
              Systematic       670,000        0        0         0
              Active Small
              Cap Value
              U.S. Large     25,875,45  793,157  869,814  2,361,44
              Cap Growth             2                           7
              U.S. Real      27,482,62  2,337,0  968,213  9,943,49
              Estate                 6       29                  3
   Modify     Active         34,211,28  553,712 1,356,57  26,084,7
fundamental   International          4                 5        94
   policy     Allocation
 regarding
issuance of
   senior
 securities
              Emerging       31,210,99  286,947  396,418  8,585,76
              Markets                9                           0
              Emerging       3,969,381        0   21,006   333,503
              Markets Debt
              Focus Equity   3,503,952   14,318    8,388   455,021
              Global            NA        NA       NA        NA
              Franchise**
              Global Value      NA        NA       NA        NA
              Equity**
              International  146,064,7  2,313,3 13,080,6  39,944,9
              Equity                46       91       37        59
              International    500,000        0        0         0
              Growth Equity
              International  3,985,494   73,319  122,663    19,550
              Magnum
              International     NA        NA       NA        NA
              Real Estate**
              International  31,344,78  2,365,0  797,721  2,690,27
              Small Cap              7       00                  0
              Large Cap         NA        NA       NA        NA
              Relative
              Value**
              Small Company     NA        NA       NA        NA
              Growth**
              Systematic       600,000        0        0         0
              Active Large
              Cap Core
              Systematic       660,000        0        0         0
              Active Small
              Cap Core
              Systematic       690,000        0        0         0
              Active Small
              Cap Growth
              Systematic       670,000        0        0         0
              Active Small
              Cap Value
              U.S. Large     26,184,49  510,575  843,355  2,361,44
              Cap Growth             3                           7
              U.S. Real      27,522,02  2,320,4  945,358  9,943,49
              Estate                 3       87                  3

1  Meeting was held on August 1st
2  Meeting was held on August 23rd
3  Meeting was held on September 27th
*  Meeting was held on October 30th
** Quorum not achieved for this proposal

*** Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting
authority.